Exhibit 23.1(b)



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



     We consent to the use in this Registration Statement on Form SB-2 of our report dated November 10, 2005, relating to the financial statements of Navistar Communications Holdings Limited and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                     /s/ Kempisty & Company, CPA's P.C.
                                     -----------------------------------
                                     Kempisty & Company
                                     Certified Public Accountants, P.C.





January 30, 2007
New York, New York







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